                                                                    EXHIBIT 3.67

                            [STATE OF COLORADO LOGO]
                                STATE OF COLORADO

                                  DEPARTMENT OF
                                      STATE

                                   CERTIFICATE

         I, DONETTA DAVIDSON, SECRETARY OF STATE OF THE STATE OF

COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF

THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF

                             U-HAUL CO. OF COLORADO
                             (COLORADO CORPORATION)

AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

Dated: July 29, 2003

                               /s/  [ILLEGIBLE]
                               -------------------
                               SECRETARY OF STATE

                            [STATE OF COLORADO LOGO]

DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                           INCORPORATION

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF INCORPORATION, DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT, HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW,

         ACCORDINGLY THE UNDERSIGNED, BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION OF

                             U-HAUL CO. OF COLORADO
--------------------------------------------------------------------------------
                            (A COLORADO CORPORATION)

AND ATTACHES HERETO A DUPLICATE ORIGINAL OF THE ARTICLES OF INCORPORATION.

         DATED THIS TWENTY SIXTH DAY OF FEBRUARY, A.D. 1970.

                                                        /s/ Byron A. Anderson
                                                        -----------------------
                                                            SECRETARY OF STATE

                                                     BY /s/ Jeremiah J. Connolly
                                                        -----------------------
                                                                         DEPUTY
                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                                  [ILLEGIBLE]

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF COLORADO.

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF COLORADO

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Colorado.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF COLORADO.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Colorado upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Colorado.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                   ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages

                                   [ILLEGIBLE]
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o The Corporation Company, 1700 Broadway, Denver, Colorado and the name of the resident agent at said address is The Corporation Company.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

               Basil D. Bartholomew          2422 West Cucharrus
                                             Colorado Springs, Colorado 80902

               Fern Wayne King               2422 West Cucharrus
                                             Colorado Springs, Colorado 80902

               Susan Whittle                 7540 York Street
                                             Denver, Colorado 80229

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

               David L. Helsten              2727 North Central Avenue
                                             Phoenix, Arizona 85004

               Richard Rink                  2727 North Central Avenue
                                             Phoenix, Arizona 85004

               John A. Lorentz               2727 North Central Avenue
                                             Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 20th day of February, 1970.

                                             /s/ David L. Helsten
                                             -----------------------------------
                                             David L. Helsten

                                             /s/ Richard Rink
                                             -----------------------------------
                                             Richard Rink

                                             /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz

Page two of three pages

STATE OF ARIZONA   )
                   )  ss:
COUNTY OF MARICOPA )

         On this 20th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, Richard Rink, and
John A. Lorentz, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed by Notarial Seal this 20th day of February, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delameter
                                          Notary Public for the State of Arizona
   (NOTARIAL SEAL)                        Residing at Tempe, Arizona
                                          My commission expires August 13,1972

Page three of three pages

                                     216418

                            ARTICLES OF INCORPORATION

                             U-HAUL CO. OF COLORADO

                            [STATE OF COLORASO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                           INCORPORATION

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF INCORPORATION, DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT, HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW,

         ACCORDINGLY THE UNDERSIGNED, BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION OF

                         Rocky Mt. Repair and Mfg. Co.
                             A COLORADO CORPORATION

AND ATTACHES HERETO A DUPLICATE ORIGINAL OF THE ARTICLES OF INCORPORATION.

         DATED THIS TWENTY SECOND DAY OF JANUARY, A.D. 1969.

                                                         /s/ Byron A. Anderson
                                                         -----------------------
                                                             SECRETARY OF STATE

                                                           By /s/ [ILLEGIBLE]
                                                              ------------------
                                                                        DEPUTY

                            ARTICLES OF INCORPORATION

                                       OF

                         ROCKEY MT. REPAIR AND MFG., CO.

         We, the undersigned natural persons of the age of twenty-one or more, acting as incorporators of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

                                   ARTICLE I

         The name of the corporation is Rockey Mt. Repair and Mfg. Co.

                                   ARTICLE II

         The period of its duration is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organised are: To manufacture, fabricate, design, develop, repair, purchase, sell at wholesale or retail, rent, lease and otherwise deal in and with motor trucks, motor cars, automobile utility trailers, semi-trailers and all other forms of vehicles or vehicular equipment designed for use either on or off public streets or highways, together with any goods, wares or merchandise incidental thereto, and to generally carry on the business of manufacture and repair of mechanical structures or devices or components thereof, and the conduct of all business activities incidental thereto and to have and exercise all powers conferred under the business corporation laws of this state.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue is Fifteen Hundred (1500) shares, common with a par value of $10.00 each.

                                   ARTICLE V

         Cumulative voting of shares of stock is not Authorized.

                                   ARTICLE VI

         The address of the initial registered office of the corporation is 7540 York Street, Denver, Colorado, 80229 and the name of its initial registered agent at such address is Frederick D. Lindquist.

                                  ARTICLE VII

         Address of the place of business is 7540 York Street, Denver, Colorado 80229.

Page One of Two Pages

                                  ARTICLE VIII

         The number of directors constituting the initial board of directors of the corporation is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

        Frederick D. Lindquist, 6924 W. 74th P1., Arvada, Colorado 80002

        Robert D. Borchardt, Rt. 2, Box 26-R, 13561 [ILLEGIBLE], Brighton,
                                 Colorado 80610

        Thomas Mikan, 11452 High Street, North Glenn, Colorado 80233

                                   ARTICLE IX

        The name and address of each incorporator is:

        George [ILLEGIBLE] Clark, 11447 Larson Lane, North Glenn, Colorado 80233

        Frederick D. Lindquist, 6924 W. 74th P1., Arvada, Colorado 80002

        Robert D. Borchardt, Rt. 2, Box 26-R, 13561 [ILLEGIBLE], Brighton,
                                 Colorado 80610

Dated January 17, 1969

                                                                   [ILLEGIBLE]
                                                                  --------------

                                                                   [ILLEGIBLE]
                                                                  --------------

                                                                   [ILLEGIBLE]
                                                                  --------------
                                                                   Incorporators

STATE OF COLORADO     )
                      ) ss.
COUNTY OF [ILLEGIBLE] )

         I, [ILLEGIBLE] a notary public, hereby certify that on the 17 day of January, 1969, personally appeared before [ILLEGIBLE], who being by [ILLEGIBLE] first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

         In witness whereof I have hereunto set my hand and seal this 17 day of January A.D. 1969.

                                                                   [ILLEGIBLE]
[ILLEGIBLE]                                                        -------------
by commission expires ___________.                                 Notary Public

                                     205920

                            ARTICLE OF INCORPORATION

                          Rocky Mt. Repair and Mfg. Co.

                            [STATE OF COLORADO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                             AMENDMENT

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION, OF ROCKY MT. REPAIR AND MFG. CO. DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT, HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

                                  [ILLEGIBLE]

         DATED THIS NINTH DAY OF APRIL, A.D. 1969.

                                                         /s/ Byron A. Anderson
                                                         -----------------------
                                                             SECRETARY OF STATE

                                                      By /s/ [ILLEGIBLE]
                                                         -----------------------
                                                                        DEPUTY
                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                          ROCKY MT. REPAIR AND MFG. CO.
                             A COLORADO CORPORATION

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is [ILLEGIBLE]
ROCKY MT. REPAIR AND MFG. CO.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on FEBRUARY [ILLEGIBLE] 1969, in the [ILLEGIBLE] by the Colorado Corporation Act:

                                   [ILLEGIBLE]

         On the fifth day of February, 1969, was held a special meeting of the stockholders of Rocky Mt. Repair and Mfg., Co., a Colorado corporation at its office located at 7540 York Street, Denver, Colorado.

         Upon a motion duly made and seconded, with all 11,400 shares of outstanding capital stock present and entitled to vote, the following resolution was adopted amending Article IV of the Articles of Incorporation with 11,400 shares voting for the amendment and none voting against.

         RESOLVED THAT Article IV of the Articles of Incorporation of Rocky Mt. Repair and Mfg, Co., a Colorado corporation be and hereby is amended to read:

                  The aggregate number of shares which the corporation shall have authority to issue is Fifteen Thousand (15,000) Shares, common stock, with a par value of Ten ($10.00) Dollars each.

         There being no further business to come before [ILLEGIBLE] meeting it was upon a motion duly made and seconded, adjourned.

was 11,400: and the number of shares entitled to vote thereon was 11,400.

         FOURTH: The designation and number of outstanding shares of each share entitled to vote thereon as a class were as follows:

                                                  NUMBER OF
                CLASS                              SHARES
                -----                              ------
                               (Note 1)
                private                            11,400

         FIFTH: The number of shares voted for such amendment was 11,400; and the number of shares voted against such amendment was none.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                           NUMBER OF SHARES VOTED
                                           ----------------------
                CLASS                        FOR          AGAINST
                -----                        ---          -------
                private                     11,400         none
                               (Note 1)

         SEVENTH: [ILLEGIBLE]

                                    (Note 2)

                                  See Amendment

         EIGHTH: [ILLEGIBLE]

                                    (Note 2)

                                    No Change

Dated March 12 1969

                                                       [ILLEGIBLE]

                                                 By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     [ILLEGIBLE]

                                                 and /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     [ILLEGIBLE]

STATE OF COLORADO,
[ILLEGIBLE]

                                     207910
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                               OF ROCKY MT. REPAIR
                                  AND MFG. CO.

                            [STATE OF COLORADO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                             AMENDMENT

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF [ILLEGIBLE] DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT, HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

                                  [ILLEGIBLE]

         DATED THIS TWENTY FIFTH DAY OF AUGUST, A.D. 1969

                                                         /s/ Byron A. Anderson
                                                         -----------------------
                                                             SECRETARY OF STATE

                                                      By /s/ [ILLEGIBLE]
                                                         -----------------------
                                                             DEPUTY

                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                          ROCKY MT. REPAIR AND MFG. CO.

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is Rocky Mt. Repair and Mfg. Co.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the Board of Directors at a meeting duly held on July 1, 1969; That said amendment was adopted by the shareholders at a meeting duly held on August 1, 1969, in the manner prescribed by the Colorado Corporation Act:

                  RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended as follows:

                                    ARTICLE I

         The name of the corporation is KAR-GO SERVICE CENTER OF DENVER, INC.

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 11,400 shares of common stock; and the number of shares entitled to vote thereon was 11,400.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:
                     None

         FIFTH: The number of shares voted for such amendment was 11,400; and the number of shares voted against such amendment was none.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was;
                     None

Page 1 of 2 Pages

         [ILLEGIBLE]
tion of issued shares provided for in the amendment shall be effected is as follows:

                  No Change

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

         No Change.

         DATED August 22, 1969.

                                                ROCKY MT. REPAIR AND MFG. CO.

                                             By [ILLEGIBLE]
                                                --------------------------------
                                                Its President

                                            and [ILLEGIBLE]
                                                --------------------------------
                                                Its Secretary

STATE OF COLORADO      )
                       ) ss.
COUNTY OF [ILLEGIBLE]  )

         Before me, the undersigned, a Notary Public in and for the said county and State, personally appeared Frederick D. Lindquist and Thomas Mikah, who acknowledged before me that they are the President and Secretary, respectively, of Rocky Mt. Repair and Mfg. Co., a Colorado corporation and that they signed the foregoing Articles of Amendment as their free and voluntary act and deed for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22 day of August, 1969.

                                                        [ILLEGIBLE]
                                                --------------------------------
                                                       Notary Public

Page 2 of 2 Pages

                                     211890
                              Articles of Amendment
                                     TO THE
                            Articles of Incorporation
                                       OF
                          Rocky Mt. Repair And Mfg. Co.
                         _______________________________
                         _______________________________

                             Changing Corporate Name
                                       TO
                            KAR-GO SERVICE CENTER OF
                                  DENVER, INC.

                                       OF

                      KAR-GO SERVICE CENTER OF DENVER, INC.

To the Secretary of State
of the State of Colorado

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation, organised under the laws of the State of Colorado [ILLEGIBLE] the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Colorado:

         FIRST: The name of the corporation is KAR-GO SERVICE CENTER OF DENVER, INC.

         SECOND: The address of its present registered office is 7540 YORK Street, Denver, Colorado 80229

         THIRD: The address to which its registered office is to be changed is 1700 Broadway, Denver, Colorado 80202

         FOURTH: The name of its present registered agent is FREDERICK D. LINDQUIST

         FIFTH: The name of its successor registered agent is THE CORPORATION COMPANY

         SIXTH: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         SEVENTH: The address of its place of business in Colorado is 7540 York Street, Denver, Colorado 80229

         Dated April 17, 1970

                                KAR-GO SERVICE CENTER OF DENVER, INC.(Note 1)

                                By Devid L.Helsten (Note 2)
                                   ----------------------------------
                                           Its Vice President

STATE OF ARIZONA    }
                    } ss.
County of MARICOPA  }

         Before me, Helen H. Delamater, a Notary Public in and for the said County and State, personally appeared DAVID L. HELSTEN who acknowledged before
me that he is the       Vice President      of KAR-GO SERVICE CENTER OF DENVER,
                 ---------------------------
                 (President)(Vice-President)
INC.
a         Colorado         corporation, that he signed the foregoing, and that
  ------------------------
  (State of Incorporation)
the statements contained therein are true.

         In witness whereof I have hereunto set my hand and seal this 17 day of April A.D. 1970.

         My Commission expired 9-13-72

                                                         /s/ Helen H. Delamater
                                                         -----------------------
                                                                  Notary Public

Notes:   1. Exact [ILLEGIBLE] name of corporation making the statement.

         2. Signature and title of officer signing for the corporation -- must be the President or a Vice-President.

Filing fee [ILLEGIBLE]

(COL. - 1398 - 1/16/59)

                              CHANGE OF REGISTERED
                               OFFICE AND/OR AGENT
                                       of

                      KAR-GO SERVICE CENTER OF DENVER, INC.

                      _____________________________________

                      _____________________________________

                      _____________________________________

                      _____________________________________
                      =====================================

                            [STATE OF COLORADO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                           INCORPORATION

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF INCORPORATION, DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT, HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY THE UNDERSIGNED, BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION OF

                              U-HAUL CO. OF DENVER
                            (A COLORADO CORPORATION)

AND ATTACHES HERETO A DUPLICATE ORIGINAL OF THE ARTICLES OF INCORPORATION.

         DATED THIS TWENTY-SIXTH DAY OF FEBRUARY, A.D. 1970.

                                                      /s/ Byron A. Anderson
                                                      ---------------------
                                                        SECRETARY OF STATE

                                                      /s/ [ILLEGIBLE]
                                                      ---------------------
                                                            [ILLEGIBLE]

                            ARTICLES OF INCORPORATION

                                       OF

                              U-HAUL CO. OF DENVER

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a [ILLEGIBLE] under the laws of the State of Colorado.

                                   ARTICLE I

         The name of the corporation is U-HAUL CO. OF DENVER.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organised are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Colorado upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organised under the laws of the State of Colorado.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalisation of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages
of at least One thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o The Corporation Company, 1700 Broadway, Denver, Colorado and the name of the resident agent at said address is The Corporation Company.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

                [ILLEGIBLE]             7540 York Street
                                        Denver, Colorado 80229

                [ILLEGIBLE]             7540 York Street
                                        Denver, Colorado 80229

                Susan Whittle           7540 York Street
                                        Denver, Colorado 80229

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

                David L. Helsten        2727 North Central Avenue
                                        Phoenix, Arizona 85004

                Richard Rink            2727 North Central Avenue
                                        Phoenix, Arizona 85004

                John A. Lorentz         2727 North Central Avenue
                                        Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 20th day of February, 1970.

                                        /s/ David L. Helsten
                                        ----------------------------------------
                                            David L. Helsten

                                        /s/ Richard Rink
                                        ----------------------------------------
                                            Richard Rink

                                        /s/ John A. Lorentz
                                        ----------------------------------------
                                            John A. Lorentz

Page two of three pages

[ILLEGIBLE]        )
                   ) ss.
COUNTY OF MARICOPA )

         On this 20th day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, Richard Rink and John A. Lorentz known to me to be the persons [ILLEGIBLE] and who excuted the foregoing instrument, and who acknowledged that they had excuted the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my Notarial Seal this 20th day of February,1970.

                                        /s/ Helen H. Delamater
                                        ----------------------------------------
                                            Helen H. Delamater

                                        Notary Public for the State of Arizona
                                        Residing at Tempe, Arizona
                                        My commission expires August 13, 1972
(NOTARIAL SEAL)

Page three of three pages

                                     216420

                            ARTICLES OF INCORPORATION

                              U-HAUL CO. OF DENVER

                            [STATE OF COLORADO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                             AMENDMENT

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE ORIGINALS OF ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF U-HAUL CO. OF DENVER - CHANGING CORPORATE [ILLEGIBLE] TO: AMERCO MARKETING CO. OF DENVER DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION ACT HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE AND BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AMENDMENT AND ATTACHES HERETO A DUPLICATE ORIGINAL OF THE ARTICLES OF AMENDMENT.

         DATED THIS TWENTY-EIGHT DAY OF SEPTEMBER, A.D. 1970.

                                        /s/ BYRON A. ANDERSON
                                        -------------------------
                                           SECRETARY OF STATE

                                              [ILLEGIBLE]

                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                              U-HAUL CO. OF DENVER

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is U-HAUL CO.OF DENVER.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on August 12, 1970, in the manner prescribed by the Colorado Corporation Act:

                  ARTICLE I. The name of the corporation is AMERCO MARKETING CO. OF DENVER.

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                Class                  Number of Shares

                        (Not Applicable)

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was 0.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                Class               Number of Shares Voted
                                    For            Against
                None                       None

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows

                                   No Change

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   No Change

DATED [ILLEGIBLE], 1970

                                        U-HAUL CO. OF DENVER

                                     By [ILLEGIBLE]
                                        ----------------------------------------
                                        [ILLEGIBLE]

                                    and [ILLEGIBLE]
                                        ----------------------------------------
                                        [ILLEGIBLE]

STATE OF COLORADO      )
                       ) ss.
COUNTY OF [ILLEGIBLE]  )

         Before me, Tom [ILLEGIBLE], a Notary Public in and for the said County and State, personally appeared Steve [ILLEGIBLE] who acknowledged before me that he is the Secretary of U-HAUL CO. OF DENVER, a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

         In witness whereof I have hereunto set my hand and seal this 18th day of September, A.D. 1970.

         [ILLEGIBLE]

                                        [ILLEGIBLE]
                                        ----------------------------------------
                                                        Notary Public

                                     222926

                             Articles of Amendment
                                     TO THE
                           Articles of Incorporation
                                       OF
                              U-HAUL CO. OF DENVER
                            _______________________
                            _______________________

                            Changing Corporate Name
                                       To
                            AMERCO MARKETING CO. OF
                                     DENVER
                            _______________________
                            _______________________

                            [STATE OF COLORADO LOGO]
DEPARTMENT OF                                                     CERTIFICATE OF
   STATE                                                             AMENDMENT

                             I, BYRON A. ANDERSON,

         SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT DUPLICATE [ILLEGIBLE] OF ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF U-HAUL CO. OF COLORADO, CHANGING CORPORATE NAME TO AMERCO MARKETING CO. OF COLORADO DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF THE COLORADO CORPORATION [ILLEGIBLE] HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND, TO CONFORM TO THE LAW.

         ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE AND BY VIRTUE OF AUTHORITY VESTED IN ME BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AMENDMENT AND ATTACHES HERETO A DUPLICATE ORIGINAL OF THE ARTICLES OF AMENDMENT.

         DATED THIS TWENTY-FIRST DAY OF SEPTEMBER A.D. [ILLEGIBLE]

                                        /s/ BYRON A. ANDERSON
                                        ----------------------------
                                           SECRETARY OF STATE

                                              [ILLEGIBLE]

                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF COLORADO

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is U-HAUL CO.OF COLORADO.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on August 12, 1970, in the manner prescribed by the Colorado Corporation Act:

                  ARTICLE I. The name of the corporation is AMERCO MARKETING CO. OF COLORADO.

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                  Class                 Number of Shares

                        (Not Applicable)

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was 0.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                  Class                 Number of Shares Voted
                                        For            Against

                  None                        None

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows

                                    No Change

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   No Change

         DATED August 14th 1970

                                        U-HAUL CO. OF COLORADO

                                     By [ILLEGIBLE]
                                        ----------------------------------------
                                        [ILLEGIBLE], President

                                    and /s/ Steve Atwood
                                        ----------------------------------------
                                        Steve Atwood, Secretary

STATE OF COLORADO      )
                       ) ss.
COUNTY OF EL PASO      )

         Before me, [ILLEGIBLE], a Notary Public in and for the said County and State, personally appeared Steve Atwood who acknowledged before me that he is the Secretary of U-HAUL CO. OF COLORADO., a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

         In witness whereof I have hereunto set my hand and seal this [ILLEGIBLE] day of August, A.D. 1970.

         My commission expires [ILLEGIBLE]

                                        [ILLEGIBLE]
                                        ----------------------------------------
                                                     Notary Public

                                     222732

                              Articles of Amendment
                                     TO THE
                            Articles of Incorporation
                                       OF
                             U-HAUL CO. OF COLORADO
                            ________________________
                            ________________________

                            Changing Corporate Name
                                       To
                        AMERCO MARKETING CO. OF COLORADO
                            ________________________
                            ________________________

                             ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF COLORADO

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is U-HAUL CO. OF COLORADO.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on August 12, 1970, in the manner prescribed by the Colorado Corporation Act:

                  ARTICLE 1. The name of the corporation is AMERCO MARKETING CO. OF COLORADO.

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                        Class                Number of Shares
                        -----                ----------------

                               (Not Applicable)

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was 0.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                        Class                 Number of Shares Voted
                        -----                ------------------------
                                             For              Against
                                             ---              -------
                        None                         None

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows

                                    No Change

         EIGHTH: The manner in which such amendment effects a change in the amount of states capital, and the amount of stated capital as changed by such amendment are as follows:

                                    No Change

Dated Aug. 14th 1970

                                             U-HAUL CO. OF COLORADO

                                          By /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             [ILLEGIBLE], President

                                         and /s/ Steve Atwood
                                             -----------------------------------
                                             Steve Atwood, Secretary

STATE OF COLORADO       )
                        )ss
COUNTY OF EL PASO       )

         Before me, [ILLEGIBLE], a Notary Public in and for the said County and State, personally appeared Steve Atwood who acknowledged before me that he is the Secretary of U-HAUL CO. OF COLORADO, a Colorado corporation and that he signed the foregoing Articles of Amendment on his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

         In witness whereof I have hereunto set by hand and seal this 14 day of August A.D. 1970.

         My commission expires My commission expires Oct. 14, 1973.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                        Notary Public

                             ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                        AMERCO MARKETING CO. OF COLORADO

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation.

         FIRST: The name of the corporation is _____(note 3) AMERCO MARKETING CO. OF COLORADO.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the share holders of the corporation on February 12, 1973, in the manner provided by the Colorado Corporation Act.

                                    ARTICLE I

              THE name of the corporation is U-HAUL CO. OF COLORADO.

                                   [ILLEGIBLE]

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                         AMERCO MARKETING CO. OF DENVER

         Pursuant to the provisions of the Colorado Corporation Act, the undersigned Corporations adopts the following Articles of Amendment to the Articles of Incorporation:

         FIRST: The [ILLEGIBLE] of the Corporations [ILLEGIBLE] [ILLEGIBLE]

         SECOND: The following [ILLEGIBLE] of the Articles of Incorporation was adopted by the [ILLEGIBLE] of the Corporation on February 21 [ILLEGIBLE] in the manner prescribed by the Colorado Corporation Act.

                                    ARTICLE I

           The name of the Corporation is U-HAUL CO. OF DENVER.

[ILLEGIBLE]

                                  [ILLEGIBLE]

         We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporation of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

[ILLEGIBLE]

STATE OF ARIZONA       )
                       )ss.
COUNTY OF MARICOPA     )

[ILLEGIBLE]

                             ARTICLES OF AMENDMENT

                                     to the

                           ARTICLES OF INCORPORATION

                                       of

                              U-HAUL CO. OF DENVER

[ILLEGIBLE]

                                   ARTICLE I

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO,                  )
                                    ) ss.

[ILLEGIBLE]

                               ARTICLES OF MERGER

         Pursuant to the Colorado Corporation Act, the undersigned corporations hereby adopt the following Articles of Merger for the purpose of merging then into one of such corporations.

FIRST: The name of the undersigned corporations and their status after completion of the merger are as follows:

U-Haul Co. of Colorado              Colorado        Survivor

U-Haul Co. of Fort Collins          Colorado        Absorbed

U-Haul Co. of Metro-Derver          Colorado        Absorbed

SECOND: The Plan of Merger, which is attached hereto and by reference incorporated herein, was approved by the directors and sole shareholder of each of the undersigned corporations in the manner provided under the laws of the State of Colorado.

THIRD: The number of shares outstanding, and the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations was as follows:

(1) U-Haul Co. of Colorado

Number of Shares          Number of Shares          Number            Number
  Outstanding             Entitled to Vote         Voted For       Voted Against
  -----------             ----------------         ---------       -------------
      500                       500                   500               -0-

(2) U-Haul Co. of [ILLEGIBLE] Collins

Number of Shares          Number of Shares          Number            Number
  Outstanding             Entitled to Vote         Voted For       Voted Against
  -----------             ----------------         ---------       -------------
      500                       500                   500               -0-

(3) U-Haul Co. of [ILLEGIBLE]

Number of Shares          Number of Shares          Number            Number
  Outstanding             Entitled to Vote         Voted For       Voted Against
  -----------             ----------------         ---------       -------------
      50                        50                    50                -0-

DATED: September 15, 1975

(CORPORATE SEAL)

                                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     President

                                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     Secretary

         I, THE UNDERSIGNED [ILLEGIBLE], PRESIDENT, DECLARE UNDER THE PENALTIES OF PERJURY THAT I HAVE EXAMINED THE FOREGOING INSTRUMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT IS TRUE, CORRECT AND COMPLETE.

                                                     /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                              President

                                    ABSORBED: U-HAUL CO. of [ILLEGIBLE] Collins,
                                                    A Colorado Corporation

                                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     President

(CORPORATE SEAL)                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     Secretary

         I, THE UNDERSIGNED [ILLEGIBLE], PRESIDENT, DECLARE UNDER THE PENALTIES OF PERJURY THAT I HAVE EXAMINED THE FOREGOING INSTRUMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT IS TRUE, CORRECT AND COMPLETE.

                                                     /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                              President

                                          ABSORBED: U-HAUL CO. of [ILLEGIBLE]
                                                          A Colorado Corporation

                                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     President

(CORPORATE SEAL)

                                                 BY: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     Secretary

         I, THE UNDERSIGNED [ILLEGIBLE], PRESIDENT, DECLARE UNDER THE PENALTIES OF PERJURY THAT I HAVE EXAMINED THE FOREGOING INSTRUMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT IS TRUE, CORRECT AND COMPLETE.

                                                     /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                              President

State of Colorado       )
                        ) ss.
County of [ILLEGIBLE]   )

         On this the 15 day of September, 1975, before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn, did say that they are the President and the Secretary respectively of U-Haul Co. of Colorado, a Colorado corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that the seal is the corporate seal of the said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and its sole Shareholder and as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------
                                                       Notary Public

My commission expires April 22, 1978

(NOTARIAL SEAL)

State of Colorado      )
                       ) ss.
County of [ILLEGIBLE]  )

         On this the 15 day of September, 1975, before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn did say that they are the President and the Secretary respectively of U-Haul Co. of Fort Collins, a Colorado corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that the seal is the corporate seal of the said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and its sole Shareholder and as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF I set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------
                                                       Notary Public

My commission expires April 22, 1978

(NOTARIAL SEAL)

                      CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. [ILLEGIBLE], do hereby certify that I am the duly elected and acting Secretary of [ILLEGIBLE], a Nevada corporation, and that the following is a true and accurate copy of the resolutions adopted by the Board of Directors at a meeting duly called and held on the 12th day of September, 1975, as the same appears on the books and records of this corporations:

                  RESOLVED: That this corporation, being the [ILLEGIBLE] owner of all of the outstanding stock of U-Haul Co. of Fort Collins, U-Haul Co. of [ILLEGIBLE] and U-Haul Co. of Colorado, hereby authorises and directs that the respective Boards of Directors of said corporations proceed with such actions as will accomplish the [ILLEGIBLE] of said corporations, with U-Haul Co. of Colorado being the surviver corporation, and be it further

                  RESOLVED: That the Secretary of this corporation be and hereby is directed to execute a Certificate of Corporate
                  Resolution to be submitted to the Office of the Secretary of State of Colorado, attesting to the aforesaid Resolution and certifying that this corporation does hereby vote all of the outstanding stock of said corporation in favor of such merger.

         In Witness Whereof, I have set my hand and affixed the seal of this corporation this 12th day of September, 1975.

                                                     /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                             Secretary

(CORPORATE SEAL)

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF FORT COLLINS
                             (Colorado Corporation)
                                       &

                           U-HAUL CO. OF METRO-DENVER
                             (Colorado Corporation)

                                      INTO

                             U-HAUL CO. OF COLORADO
                             (Colorado Corporation)

                                  THE SURVIVOR

STATE OF COLORADO       )
                        ) SS                    CERTIFICATE OF
   COUNTY OF Denver     )                    ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by [ILLEGIBLE]. Colorado Revised Statutes [ILLEGIBLE], hereby certifies:

          1. The corporate name and location of the principal office of [ILLEGIBLE] corporation is:

               U-Haul Co. of Colorado
               7540 York Street
               Denver, Street 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

               Stadium Moving Center, Inc.

          3. A brief description of the kind of business[ILLEGIBLE] and to be transacted under such assumed or trade name is

               Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

           IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate [ILLEGIBLE]

                                                      U-HAUL CO. OF COLORADO
                                                --------------------------------
                                                      Jack D. Hunt, President

Attest:

        [ILLEGIBLE]

        [ILLEGIBLE]                                      [ILLEGIBLE]

STATE OF COLORADO       )
                        ) SS                    CERTIFICATE OF
   COUNTY OF Denver     )                    ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by [ILLEGIBLE]101. Colorado Revised Statutes 1973, hereby certifies:

          1. The corporate name and location of the principal office of said corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    West Colfax Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate [ILLEGIBLE]

                                        U-HAUL CO. OF COLORADO
                                        ----------------------------
                                        Jack D. Hunt, President

Attest:

[ILLEGIBLE]

[ILLEGIBLE]                             [ILLEGIBLE]

STATE OF COLORADO      )
                       ) SS                   CERTIFICATE OF
   COUNTY OF Denver    )                   ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by [ILLEGIBLE]. Colorado Revised Statutes 1973, hereby certifies:

          1. The corporate name and location of the principal office of [ILLEGIBLE] corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    York Street Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day executed this Certificate [ILLEGIBLE]

                                                      U-HAUL CO. OF COLORADO
                                                --------------------------------
                                                      Jack D. Hunt, President

Attest:

        [ILLEGIBLE]

        [ILLEGIBLE]                                      [ILLEGIBLE]

STATE OF COLORADO       )
                        ) SS              CERTIFICATE OF
  COUNTY OF Jefferson   )              ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by [ILLEGIBLE]. Colorado Revised Statutes 1963, hereby certifies:

          1. The corporate name and location of the principal office of said corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    Arvada Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day executed this Certificate [ILLEGIBLE]

                                                   U-HAUL CO. OF COLORADO
                                            ------------------------------------
                                                   Jack D. Hunt, President

Attest:

[ILLEGIBLE]

[ILLEGIBLE]                                             [ILLEGIBLE]

STATE OF COLORADO       )
                        ) SS                CERTIFICATE OF
  COUNTY OF Denver      )                ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by [ILLEGIBLE]. Colorado Revised Statutes [ILLEGIBLE], hereby certifies:

          1. The corporate name and location of the principal office of [ILLEGIBLE] corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    East Colfax Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day executed this Certificate [ILLEGIBLE]

                                                   U-HAUL CO. OF COLORADO
                                           -------------------------------------
                                                   Jack D. Hunt, President

Attest:

[ILLEGIBLE]

[ILLEGIBLE]                                            [ILLEGIBLE]

STATE OF COLORADO       )
                        ) SS               CERTIFICATE OF
   COUNTY OF Denver     )               ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

          1. The corporate name and location of the principal office of said corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    Souti, Broadway Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate July 5, 1977.

                                                   U-HAUL CO. OF COLORADO
                                           -------------------------------------
                                                   Jack D. Hunt, President

Attest:

[ILLEGIBLE]

[ILLEGIBLE]                                           [ILLEGIBLE]

STATE OF COLORADO       )
                        ) SS               CERTIFICATE OF
   COUNTY OF Denver     )               ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

          1. The corporate name and location of the principal office of said corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, Colorado 80229

          2. The name, other than its own corporate name, under which such business is carried on is:

                    Alameda Moving Center, Inc.

          3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                    Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate July 5, 1977.

                                                   U-HAUL CO. OF COLORADO
                                           -------------------------------------
                                                   Jack D. Hunt, President

Attest:

[ILLEGIBLE]

[ILLEGIBLE]                                           [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                    CERTIFICATE OF
  COUNTY OF Denver )                   ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  U-Haul Co. of Colorado
                  7540 York Street
                  Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  Downtown Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  Rental of automobile utility trailers, trucks and small rental equipment (SRE) to the general public.

         IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate July 5, 1977.

                                            U-HAUL CO. OF COLORADO

                                         By: /s/ Jack D. Hunt
                                             -----------------------------------
                                             Jack D. Hunt, President

Attest:

/s/ [ILLEGIBLE]
---------------------------
         [ILLEGIBLE]

         Subscribed and sworn to before me this [ILLEGIBLE] day of [ILLEGIBLE] My commission expires [ILLEGIBLE].

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                            [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
  COUNTY OF DENVER )                   ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                    U-Haul Co. of Colorado
                    7540 York Street
                    Denver, CO [ILLEGIBLE]

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                                  [ILLEGIBLE]

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

rental of trucks, tailors and support rental equipment to the general public.

         IN WITNESS WHEREOF, The undersigned President and Secretary of [ILLEGIBLE] corporation, have this day executed this Certificate November 3, 1977.

                                            U-Haul Co. of Colorado

                                         By: /s/ Jack D. Hunt
                                             -----------------------------------
                                             Jack D. Hunt, President

Attest:

/s/ [ILLEGIBLE]
---------------------------
      [ILLEGIBLE]

         Subscribed and sworn to before me this [ILLEGIBLE] day of [ILLEGIBLE] My commission expires [ILLEGIBLE].

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                            [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                     CERTIFICATE OF
COUNTY OF DENVER   )                   ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

            U-Haul Co. of Colorado
            7540 York Street
            Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  [ILLEGIBLE] MOVING CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

rental of trucks, tailors and support rental equipment to the general public,

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate [ILLEGIBLE] 19[ILLEGIBLE].

                                            U-Haul Co. of Colorado

                                         By: /s/ Jack D. Hunt
                                             -----------------------------------
                                             Jack D. Hunt, President

Attest:

/s/ [ILLEGIBLE]
---------------------------
     [ILLEGIBLE]

         Subscribed and sworn to before me this 3 day of [ILLEGIBLE], 1977. My commission expires [ILLEGIBLE].

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                            [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                    CERTIFICATE OF
COUNTY OF EL PASO  )                  ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1. Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  U-Haul Co. of Colorado
                  7540 York Street
                  Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                        [ILLEGIBLE] Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate March______, 1978.

                                  U-Haul Co. of Colorado, a Colorado corporation

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                    V. Glen Starlin, President

Attest:

/s/ [ILLEGIBLE]
---------------------------
    [ILLEGIBLE] , Secretary

         [ILLEGIBLE]

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                            [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO      )
                       ) SS               CERTIFICATE OF
COUNTY OF [ILLEGIBLE]  )              ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

            U-Haul Co. of Colorado
            7540 York Street
            Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

            [ILLEGIBLE] Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate March 22, 1978.

                                  U-Haul Co. of Colorado, a Colorado corporation

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                    V. Glen Starlin, President

Attest:

/s/ [ILLEGIBLE]
---------------------------
        Secretary
[ILLEGIBLE]

         [ILLEGIBLE]
                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                            [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO    )
                     ) SS                 CERTIFICATE OF
COUNTY OF Jefferson  )                ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  U-Haul Co. of Colorado
                  7540 York Street
                  Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  [ILLEGIBLE] Lake Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental of automobile utility trailers and trucks and support rental items (SRI) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate 5/31, 1978.

                                U-Haul Co. of Colorado
                                31 May 78

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                      V. Glen Starlin, President

Attest: 31 May 78

/s/ Nancy L. Adams
-----------------------------
         Secretary
     Nancy L. Adams

         Subscribed and sworn to before me this 31 day of May, 1978. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

   [ILLEGIBLE]          )
                        ) SS                 CERTIFICATE OF
   COUNTY OF Jefferson  )               ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  U-Haul Co. of Colorado
                  7540 York Street
                  Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  Garrison & Jewell Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental of automobile utility trailers and trucks and support rental items (SRI) to the general public

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate 5/31, 1978.

                                   U-Haul Co. of Colorado
                                   31 May 78

                                By: /s/ V. Glen Starlin
                                    ------------------------------------
                                              President
                                      V. Glen Starlin

Attest: 31 May 78

/s/ Nancy L. Adams
-----------------------------
         Secretary
     Nancy L. Adams

         Subscribed and sworn to before me this 31 day of May, 1978. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
COUNTY OF Denver   )                  ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  7540 York St.
                  Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  Green Mountain Moving Center Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate 5/31, 1978.

                                U-Haul Co. of Colorado
                                31 May 1978

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                        V. Glen Starlin, President

Attest: 31 May 78

/s/ Nancy L. Adams
-----------------------------
Nancy L. Adams, Secretary

         Subscribed and sworn to before me this 1 day of June, 1978. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]
STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
COUNTY OF DENVER   )                  ASSUMED OR TRADE NAME

         U-Haul Co. of Colorado, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

              U-Haul Co. of Colorado
              7540 York Street
              Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  SHERIDAN & MISSISSIPPI MOVING CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                   rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said
corporation, have this day executed this Certificate July   , 1978.

                                     U-Haul Co. of Colorado

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                        V. Glen Starlin, President

Attest:

/s/ Nancy L. Adams
-----------------------------
Nancy L. Adams, Secretary

         Subscribed and sworn to before me this [ILLEGIBLE] day of July, 1978. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                  CERTIFICATE OF
COUNTY OF ADAMS    )                 ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                           U-Haul Co. of Colorado
                           7540 York Street
                           Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                           NORTH FEDERAL MOVING CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  Rental business that, in one location, meets the total moving & storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The Undersigned President and Secretary of said corporation, have this day excuted this Certificate ______, 1978.

                                     U-HAUL CO. OF COLORADO

                                By: /s/ V. Glen Starlin
                                    -----------------------------------
                                      V. Glen Starlin,  President

Attest:

/s/ Nancy L. Adams
-----------------------------
Nancy L. Adams, Secretary

         Subscribed and sworn to before me this 8 day of Nov., 1978. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
COUNTY OF DENVER   )                  ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statues 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporatation is:

                           7540 York Street
                           Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                           SO. FEDERAL MOVING & STORAGE CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

         Rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate January 17, 1980.

                                    U-HAUL CO. OF COLORADO

                                By: /s/ V. Glen Starlin
                                    ------------------------------------
                                     V. Glen Starlin, President

Attest:

/s/ Barbara Semroska
-----------------------------
         Secretary
    Barbara Semroska

         Subscribed and sworn to before me this 17 day of Januray, 1980. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]
STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
COUNTY OF DENVER   )                 ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                           7540 York Street
                           Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                           N. NEVADA AT FILLMORE MOVING & STORAGE CENTER,
                           Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate January 17, 1980.

                                    U-HAUL CO. OF COLORADO

                                By: /s/ V. Glenn Starlin
                                    -----------------------------------
                                      V. Glenn Starlin, President

Attest:

/s/ Barbara Semroska
-------------------------------
    Barbara Semroska, Secretary

         Subscribed and sworn to before me this 17 day of Januray, 1980. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

                   ) SS                   CERTIFICATE OF
                                     ASSUMED OR TRADE NAME
COUNTY OF DENVER   )

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                  7540 York Street
                  Denver, CO 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                  MILE HIGH MOVING CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate January 15, 1980.

                                        U-HAUL CO. OF COLORADO

                                    By: /s/ V. Glen Starlin
                                        -----------------------------------
                                          V. Glen Starlin, President

Attest:

/s/ Barbara Semroska
-----------------------------
Barbara Semroska, Secretary

         Subscribed and sworn to before me this 15 day of Januray, 1980. My commission expires April 10, 1982.

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]
STATE OF COLORADO  )
                   ) SS                   CERTIFICATE OF
COUNTY OF          )                  ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporatation is:

                           7540 York Street
                           Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                           SOUTH [ILLEGIBLE] MOVING CENTER, INC.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The Undersigned President and Secretary of said corporation, have this day excuted this Certificate October 17, 1980.

                                        U-Haul Co. of Colorado

                                    By: /s/ V. Glen Starlin
                                        -----------------------------------
                                          V. Glen Starlin, President

Attest:

/s/ Barbara Semroska
-----------------------------
Barbara Semroska, Secretary

         Subscribed and sworn to before me this 17th day of October, 1980. My commission expires March 2, 1983:

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]
STATE OF COLORADO      )
                       ) SS               CERTIFICATE OF
COUNTY OF DENVER       )              ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the prinicipal office of said corporatation is:

                           U-Houl Co. of Colorado
                           7540 York Street
                           Denver, COLORADO 80229

         2. The name, other than its own corporate name under which such business is carried on is: [ILLEGIBLE]

                                  [ILLEGIBLE]

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is: rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The Undersigned President and Secretary of said corporation, have this day excuted this Certificate December 31, 1980.

                                        U-HAUL CO. OF COLORADO

                                    By: /s/ Richard V. Semroska
                                        -----------------------------------
                                         Richard V. Semroska, Vice-President

Attest:

/s/ Barbara Semroska
-----------------------------
Barbara Semroska, Secretary

         Subscribed and sworn to before me this 17th day of October, 1980. My commission expires March 2, 1983:

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF COLORADO  )
                   ) SS                  CERTIFICATE OF
COUNTY OF          )                ASSUMED OR TRADE NAME

         U-HAUL CO. OF COLORADO, a Colorado corporation, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 141-2-1, Colorado Revised Statutes 1963, hereby certifies:

         1. The corporate name and location of the principal office of said corporation is:

                                    7540 York Street
                                    Denver, Colorado 80229

         2. The name, other than its own corporate name, under which such business is carried on is: [ILLEGIBLE]

                           I-225 & Colfax Moving Center, Inc.

         3. A brief description of the kind of business transacted and to be transacted under such assumed or trade name is:

                  rental business that, in one location, meets the total moving and storage needs of the do-it-yourself household mover.

         IN WITNESS WHEREOF, The undersigned President and Secretary of said corporation, have this day excuted this Certificate 6th day of October, 1981.

                                        U-HAUL CO. OF COLORADO

                                    By: /s/ Richard Semroska
                                        -----------------------------------
                                          Richard Semroska, President

Attest:

/s/ Barbara Semroska
-----------------------------
Barbara Semroska, Secretary

         Subscribed and sworn to before me this 6 day of [ILLEGIBLE], 1981. My commission expires [ILLEGIBLE].

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

                                           [ILLEGIBLE]

[ILLEGIBLE]

                           ARTICLES OF INCORPORATION

                  I/We, the undersigned natural person(s) of the age of eighteen years or more, acting as incorporator(s) of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

         FIRST:   The name of the corporation is MOVERS WORLD COLORADO, INC.

         SECOND:  The period of duration is Perpetual [ILLEGIBLE]

         THIRD:   [ILLEGIBLE]

         FOURTH:  [ILLEGIBLE]

         FIFTH:   Cumulative voting of shares of stock is not authorised.

         SIXTH:   [ILLEGIBLE]:  None

         SEVENTH: The address of the initial registered office of the corporation is 1700 Broadway [ILLEGIBLE]

         EIGHTH:  [ILLEGIBLE] 2727 N. Central Avenue
                              Phoenix, Arizona 85004

         NINTH: The number of directors constituting the initial board of directors of the corporation is one and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are: (At least [ILLEGIBLE])

                           NAME                      ADDRESS [ILLEGIBLE]

                  --------------------------      ------------------------------
                   Richard V. Semroska             7540 York Street, Denver, Co.
                                                                     [ILLEGIBLE]
                  --------------------------      ------------------------------

                  --------------------------      ------------------------------

         TENTH:   The name and address of each Incorporator is: (At least 1).

                           NAME                      ADDRESS [ILLEGIBLE]

                    John A. Lorentz         2727  N. Central Avenue, Phoenix,
                                                  Az. [ILLEGIBLE]
                  --------------------------      ------------------------------

                  --------------------------      ------------------------------

                  --------------------------      ------------------------------
                                                  /s/ John A. Lorentz
                                            Signed------------------------------
                                                  John A. Lorentz, Incorporator
         STATE OF     ARIZONA
                                            Signed------------------------------
                                   } ss.
         COUNTY OF    MARICOPA              Signed------------------------------
                                                             [ILLEGIBLE]

         The foregoing instrument was acknowledged before me this 17th day of May [ILLEGIBLE] John A. Lorentz [ILLEGIBLE]

         In witness whereof I have hereunto set my hand and seal.

         My commission expires [ILLEGIBLE]

         TOTAL OF FEFS:$24.7[ILLEGIBLE]        /s/ [ILLEGIBLE]
                                               -----------------------------
         MUST BE TYPEWRITTEN (BLACK)                Notary Public
         SUBMIT ORIGINAL AND ONE COPY
                                                   [ILLEGIBLE]

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is MOVERS WORLD, INC., a corporation organized and existing under the laws of the State of New York, and is qualified to do business in the State of Colorado.

         2. The name of the corporation to which this Consent is being given and which is about to be organized under the laws of the State of Colorado is:

                         MOVERS WORLD OF COLORADO, INC.

         IN WITNESS WHEREOF, this corporation has caused this Consent to be executed this [ILLEGIBLE] day of May 1984.

                                            MOVERS WORLD, INC., a New York
                                            corporation

                                            BY: /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz, Assistant
                                                                       Secretary

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared John A. Lorentz, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements are truly set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal this [ILLEGIBLE] day of May, 19[ILLEGIBLE].

                                           /s/ [ILLEGIBLE]
                                           -------------------------------
                                                Notary Public

(NOTARIAL SEAL)

                                    MAIL TO:
                           COLORADO SECRETARY OF STATE
                               CORPORATIONS OFFICE
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 866-2361

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH.

SUBMIT ONE
[ILLEGIBLE]

[ILLEGIBLE]

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnarship Act of 1981, the undersigned corporation or limited partnership organised under the laws of

                                    COLORADO

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

         First:   The name of the corporation or limited partnership is:

                        MOVERS WORLD OF COLORADO, INC.

         Second: The address of its REGISTERED OFFICE is [ILLEGIBLE], Denver, Colorado 80202

         Third:   The name of its REGISTERED AGENT is THE CORPORATION COMPANY

         Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         Fifth: A copy of this statement has been forwarded to the corporation by the registered agent.

                                                     The Corporation Company
                                               ---------------------------------
                                                        registered agent

                                            By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                                          [ILLEGIBLE]

                                    MAIL TO:

                           COLORADO SECRETARY OF STATE
                               CORPORATIONS OFFICE
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 866-2361

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH.

[ILLEGIBLE]

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited partnership organised under the laws of

                                    COLORADO

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

         First: The name of the corporation or limited partnership is:

                        KAR-GO SERVICE CENTER OF
                        DENVER

         Second: The address of its REGISTERED OFFICE is [ILLEGIBLE] Broadway,
                                                         Denver, Colorado 80202

         Third: The name of its REGISTERED AGENT is      THE CORPORATION COMPANY

         Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         Fifth: A copy of this statement has been forwarded to the corporation by the registered agent.

                                               The Corporation Company
                                               -----------------------
                                                   registered agent

                                         By: [ILLEGIBLE]
                                             -------------------------
                                             [ILLEGIBLE]

                                    MAIL TO:

                           COLORADO SECRETARY OF STATE
                               CORPORATIONS OFFICE
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 866-2361

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH.

[ILLEGIBLE]

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited partnership organised under the laws of

                                    COLORADO

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

     First: The name of the corporation or limited partnership is:

                         U-HAUL CO. OF COLORADO

     Second: The address of its REGISTERED OFFICE is [ILLEGIBLE] Broadway,
                                                     Denver, Clorado 80202

     Third: The name of its REGISTERED AGENT is      THE CORPORATION COMPANY

     Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

     Fifth: A copy of this statement has been forwarded to the corporation by the registered agent.

                                            The Corporation Company
                                            -----------------------
                                               registered agent

                                       By: [ILLEGIBLE]
                                           ------------------------
                                           [ILLEGIBLE]

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 29th day of June 1988, entered into by U-HAUL CO. OF COLORADO, the Surviving Corporation, and MOVERS WORLD OF COLORADO, INC., the [ILLEGIBLE] Corporation, both corporations of the State of Colorado, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Colorado, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location that office is 7540 York Street, Denver, CO 80229-6698, c/o John A. Lorentz.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                             NUMBER OF       NUMBER OF       NUMBER   NUMBER
                              SHARES           SHARES        VOTED     VOTED
      COMPANY NAME          OUTSTANDING   ENTITLED TO VOTE    FOR     AGAINST
-------------------------   -----------   ----------------   ------   -------
U-HAUL CO. OF                   500            5,000         5,000       0
COLORADO, INC.

MOVERS WORLD OF COLORADO,       100              500           500       0
INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Colorado, to consummate and make effective this merger, subject, however to the appropriate note or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Colorado.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         IN WITNESS WHEREOF the corporate parties hereto execute this PLAN/AGREEMENT/ARTICLES OF MERGER this 29st day of June, 1988.

         Surviving Corporation:                  U-HAUL CO. OF COLORADO, INC.

                                                 an Colorado corporation

                                                 BY: /s/ Al Barton
                                                     ---------------------------
                                                     Al Barton, President

Verified

BY: /s/ [ILLEGIBLE]
    ------------------------
    [ILLEGIBLE]
    Secretary

         Absorbed Corporation:                   MOVERS WORLD OF COLORADO,
                                                 A Colorado Corporation

                                                 BY: /s/ John M. Dodds
                                                     ---------------------------
                                                     John M. Dodds, President

Verified

BY: /s/ John A. Lorentz
    ------------------------
    John A. Lorentz,
    Secretary

_________ARTICLES OF MERGER             ________CERTIFIED COPY OF ART. OF MERGER

_________WITH AMENDMENTS                _________WITH CHANGE OF NAME AMENDMENT

_________DOMESTIC        _________FOREIGN     ________PROFIT    _______NONPROFIT

              U-HAUL CO. OF COLORADO DP871255444
              (COLORADO CORPORATION)

                                      INTO

              MOVERS WORLD OF COLORADO, INC. DP871572688
              (COLORADO CORPORATION)
                                  THE SURVIVOR

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 21st day of February, 1989, entered into by U-Haul Co. [ILLEGIBLE] of Colorado, a Colorado corporation, the surviving corporation and Kar-Go Service Center [ILLEGIBLE] of Denver, Inc., a Colorado corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Colorado which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is The Corporation Company, 1600 Broadway, Denver, Colorado 80202.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER, as to each corporation was as follows:

                             NUMBER OF       NUMBER OF       NUMBER   NUMBER
                              SHARES          SHARES         VOTED    VOTED
      COMPANY NAME          OUTSTANDING   ENTITLED TO VOTE    FOR     AGAINST
-------------------------   -----------   ----------------   ------   -------
U-HAUL CO. OF                       500                500      500       -0-
COLORADO

KAR-GO SERVICE CENTER OF         11,400             11,400   11,400       -0-
DENVER INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Colorado, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Colorado.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         The effective date of the merger shall be March 31, 1989.

                            Surviving Corporation: U-HAUL CO. OF
                                                   COLORADO, a
                                                   Colorado Corporation

                            By: /s/ Al Barton
                                ------------------------
                                Al Barton, President

Verified

By: /s/ Homer L. Schenbeck
    -------------------------------
    Homer L. Schenbeck, Secretary

                            Absorbed Corporation: KAR-GO SERVICE CENTER OF
                                                  DENVER, INC., a Colorado
                                                  Corporation

                            By: /s/ Edward R. [ILLEGIBLE]
                                --------------------------------
                                Edward R. [ILLEGIBLE], President

Verified

By: /s/ James G. O'Conner
    ------------------------------
    James G. O'Conner, Secretary

STATE OF COLORADO

COUNTY OF

         On this        day of February, 1989, before me, the undersigned Notary
Public, personally appeared Al Barton, known to me to be the President of U-Haul Co. of Colorado, a Colorado corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          -------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)
         My Commission Expires 11-25-92

STATE OF COLORADO

COUNTY OF

         On this        day of February, 1989, before me, the undersigned Notary
Public, personally appeared Edward R. Brennesholtz, known to me to be the President of Kar-Go Service Center of Denver, Inc., a Colorado corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          -------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)
         My Commission Expires 11-25-92

                                     MERGER

_________ARTICLES OF MERGER             ________CERTIFIED COPY OF ART. OF MERGER

_________WITH AMENDMENTS                ________WITH CHANGE OF NAME AMENDMENT

XXX DOMESTIC           ________FOREIGN      XXX PROFIT      __________NONPROFIT

                         KAR-GO SERVICE CENTER OF DENVER, INC.
                         DP871211890 - A COLORADO CORPORATION

                         INTO

                         U-HAUL CO. OF COLORADO DP871255444
                         A Colorado corporation

                         EFFECTIVE DATE MARCH 31, 1989

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 31th day of
July, 1990, entered into by U-Hual Co. of Colorado, a colorado corporation, the surviving corporation and Creger-Barkley [ILLEGIBLE] (The) Corporation, a Colorado corporation the absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation law of the States of Colorado which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                             NUMBER OF        NUMBER OF      NUMBER   NUMBER
                              SHARES           SHARES        VOTED     VOTED
      COMPANY NAME          OUTSTANDING   ENTITLED TO VOTE    FOR     AGAINST
-------------------------   -----------   ----------------   ------   -------
U-HAUL CO. OF                       500                500      500       -0-
COLORADO

CREGER-BARKLEY                   50,000             50,000   50,000       -0-
CORPORATION (THE)

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Colorado to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Colorado.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                            Surviving Corporation: U-HAUL. CO. OF COLORADO, a
                                                   Colorado Corporation

                                                   By: /s/ Al Barton
                                                       -------------------------
                                                       Al Barton, President

Verified

By: /s/ Mike Hinz
    ---------------------
    Mike Hinz, Secretary

                            Absorbed Corporation: CREGER-BARKLEY (THE)
                                                  CORPORATION, a
                                                  Colorado Corporation

                                                  By: /s/ John M. Dodds
                                                      --------------------------
                                                      John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------
    John A. Lorentz, Secretary

STATE OF COLORADO

COUNTY OF

         On this      day of July, 1990, before me, the undersigned Notary
Public, personally appeared Al Barton, known to me to be the President of U-Haul Co. of Colorado, a Colorado Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          ------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)

                                                  My Commission Expires 11-25-92

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 31st day of July, 1990, before me, the undersigned Notary Public, personally appeared John M. Dodds known to me to be the President of Creger-Barkley Corporation, a Colorado that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          -------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)

            [SEAL]

                         MERGER

_________ARTICLES OF MERGER             ________CERTIFIED COPY OF ART. OF MERGER

_________WITH AMENDMENTS                ________WITH CHANGE OF NAME AMENDMENT

 XX DOMESTIC         _______FOREIGN     ________PROFIT       ________NONPROFIT

                  THE CREGER/BARKLEY CORPORATION (DP871554184)
                              COLORADO CORPORATION

                                      INTO

                             U-HAUL CO. OF COLORADO
                              COLORADO CORPORATION
                                  THE SURVIVOR

COLORADO CORPORATE REPORT           CORP OCR
THIS FORM MUST BE TYPED

  Address of Principal Place of Business in State or Country of Incorporation

If no change since          Street: x 7540 York Street
last report, check here,
sign and return             City: x Denver,     State x CO         Zip 80229

         DO NOT CHANGE INFORMATION PRINTED IN THIS AREA

871255444          MAILING DATE 02/01/92
                   DL NO AFTER 04/30/92
                   DP             FEE $ 25.00

REPORT YEAR 1992 STATE/COUNTRY OF INC CO
U-HAUL CO. OF COLORADO

THE CORPORATION COMPANY
1400 BROADWAY
                                  Type of Business Affairs Conducted in Colorado
DENVER                      CO 80202      Rental of trucks & trailers

    NON PROFIT CORPORATIONS AND LIMITED LIABILITY COMPANIES DO NOT COMPLETE
                               STOCK INFORMATION

Stock Class    Authorized Shares    Par Value    Issued Shares
  COMMON             5,000           $10.00           500

x__________    x________________    x________    x____________

x__________    x________________    x________    x____________

OFFICERS - List any additional officers or officers that have different [ILLEGIBLE] than those listed below on a seperate 8 1/2 x 11 sheet of paper.

PRESIDENT
Last Name  x Griswold                     First & Middle Name x Terry

Street     7540 York Street         City x Denver State CO         Zip 80229
VICE-PRES
Last Name  x None                         First & Middle Name x_______________

Street     x_____________________   City x_____    State x_____    Zip _______

SECRETARY
Last Name x Klinefelter                   First & Middle Name x Gary V.

Street    x 2721 N. Central Avenue  City x Phoenix State x AZ      Zip 85004

TREASURER
Last Name x Klinefelter                   First & Middle name Gary V.

Street    x 2721 N. Central Avenue  City x Phoenix State x AZ      Zip 85054

DIRECTORS AND LIMITED LIABILITY COMPANY MANAGERS

List any additional directors or managers on a separate 8 1/2 x 11 sheet of paper (complete even if names and addresses are the same as officers).

last Name x Dodds                         First & Middle Name x John M.

Street    x 2727 N. Central Avenue  City x Phoenix, State x AZ     Zip 85004

Last Name x Shoen                         First & Middle Name x James P.

Street    x 2727 N. Central Avenue  City x Phoenix, State x AZ     Zip 85004

Last Name x Ross                          First & Middle Name x Dean

Street    x 2727 N. Central Avenue  City x Phoenix, State x AZ     Zip 85004

Colorado law requires the Corporate Report to be signed by ONLY the Corporation's President, a Vice-President, Secretary (or assistant) or Tresurer. For a FOREIGN corporation without such officers, an authorized agent may sign.

Under penalties prescribed in This 7, C.R.S. [ILLEGIBLE] that this report has been examined by me and to the best of my knowledge and belief, is true, correct and complete.

March 10, 1992          /s/ [ILLEGIBLE]               Secretary
Date                    -----------------             Title
                           [ILLEGIBLE]

           PLEASE READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING

SS:FORM DFI                MAIL TO: SECRETARY OF STATE       for office use only
(Rev.7/91)                     Corporations Office
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 894-2200

SUBMIT ONE                   STATEMENT OF CHANGE OF
Filing fee: $10.00            REGISTERED OFFICE OR
This document must be       REGISTERED AGENT, OR BOTH
typewritten.

DP 871255444

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of
1981 and the Limited Liability Company Act, the ungersigned organized under the laws of COLORADO submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

         First: The name of the corporation, limited partnership or limited liability company is:

                             U-HAUL CO. OF COLORADO
                                  [ILLEGIBLE]

         Second: The address of its REGISTERED OFFICE is 1675 Broadway,
                                       Denver, Colorado 80202

         Third: The name of its REGISTERED AGENT is THE CORPORATION COMPANY

         Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         Fifth: The address of its place of business in Colorado is ____________

                                       The Corporation Company (Note 1)

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------(Note 2)
                                       Vice President

                                       Its ___________ president

                                       Its ___________ authorized agent

                                       Its      X      registered agent (Note 3)

                                       Its ___________ general partner

                                       Its ___________ manager

Notes:1. Exact name of corporation, limited partnership or limited liability company making the statement.

      2. Signature and title of officer signing for the corporation must be president or vice president: for a foreign corporation without such officers, the authorized agent: for a limited partnership, must be a general partner: for a limited liability company, must be a manager.

      3. Regarding corporations: This statement may be executed by the registered agent when it involves only a registered address change. A copy of this statement has been forwarded to the corporation by the registered agent.

         COLO - 1398-8/9/93

                           MAIL TO: SECRETARY OF STATE  FOR OFFICE USE ONLY  045
                              CORPORATIONS SECTION
                            1560 BROADWAY, SUITE 200
                                DENVER, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  FAX (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

                                DPC 19871255444
                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

U-Haul Co. of Colorado [ILLEGIBLE], a corporation, limited partnership or limited liability company under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 7540 York St., Denver, CO 80229-6698
                                            ------------------------------------
                                                 (Include city, state, zip)

2. The name, other than its own, under which the business is carried on is:
   U-Haul Co. of Northern Colorado

3. A brief description of the kind of business transacted under such assumed or trade name is: Rental of trucks and trailers

LIMITED PARTNERSHIP OR LIMITED LIABILITY      CORPORATIONS COMPLETE THIS SECTION
    COMPANIES COMPLETE THIS SECTION.
                                                  U-Haul Co. of Colorado
                                                  ----------------------
                                                   Name of Corporation

                                          by /s/ Gary Klinefelter
                                             -----------------------------------
                                                       Signature

                                          Its Gary Kinefalter, Secretary Title

                           MAIL TO: SECRETARY OF STATE  FOR OFFICE USE ONLY  045
                              CORPORATIONS SECTION
                            1560 BROADWAY, SUITE 200
                                DENVER, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  FAX (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

                                DPC 19871255444
                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

U-Haul Co. of Colorado NCGS, a corporation, limited partnership or limited liability company under the laws of Colorado, being desirous of transaction a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 7540 York St., Denver, CO 80229-6698
                                            ------------------------------------
                                                 (Include city, state, zip)

2. The name, other than its own, under which the business is carried on is:
   U-Haul Co. of Northern Colorado

3. A brief description of the kind of business transacted under such assumed or trade name is: Rental of trucks and trailers

LIMITED PARTNERSHIP OF LIMITED LIABILITY     CORPORATIONS COMPLETE THIS SECTION
    COMPANIES COMPLETE THIS SECTION.
                                                  U-Haul Co. of Colorado
                                                  ----------------------
                                                   Name of Corporation

                                          by /s/ Gary Klinefelter
                                             -----------------------------------
                                                       Signature

                                          Its Gary Kinefalter, Secretary Title